WARRANT AGREEMENT

                         NATIONAL SCIENTIFIC CORPORATION

     THIS AGREEMENT (the "Agreement"), dated as of 1998, is between NATIONAL SCIENTIFIC CORPORATION (the "Company") and (the "Holder").

     WHEREAS, in conjunction with an offering of up to fifty (50) units (the ("Units"), each Unit consisting of one thousand (1,000) shares of the Company's convertible preferred stock, par value $0.10 par value, (the "Preferred Stock"), and one hundred thousand (100,000) Class A Common Stock Purchase Warrants ("A Warrants or Warrants"), the Company and the Holder desire to enter into this Agreement governing the terms of the A Warrants.

     NOW, THEREFORE, in consideration of the promises and the mutual agreements herein set, the parties agree as follows:

     SECTION 1. A WARRANTS AND FORM OF A WARRANT CERTIFICATES.

          (A) Each A Warrant shall entitle the Holder of the certificate representing such A Warrant to purchase upon the exercise thereof one (1) share of Common Stock, subject to the adjustments provided for in Section 8 hereof, at any time after issuance, until December 31, 2000 ("A Expiration Date") with respect to the A Warrants.

          (B) The A Warrant certificates shall be in registered form only. The text of the A Warrant certificate and the form of election to exercise an A Warrant shall be substantially in the form of the exhibit attached hereto. Each A Warrant certificate shall be dated as of the date of issuance (whether upon initial issuance or upon transfer or exchange), and shall be executed on behalf of the Company by the manual or facsimile signature of its President or a Vice President, and attested to by the manual or facsimile signature of its Secretary or an Assistant Secretary.

     SECTION 2. EXERCISE OF A WARRANTS, DURATION AND A WARRANT PRICE. Subject to the provisions of this Agreement, each registered Holder of one or more A Warrant certificates shall have the right, which may be exercised as in such A
Warrant certificates expressed, to purchase from the Company (and the Company shall issue and sell to such registered Holder) the number of shares of Common Stock to which the A Warrants represented by such certificates are at the time entitled hereunder.

     Each A Warrant not exercised by its A Expiration Date shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease on such date.

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     A  Warrants  may  be  exercised  by  the   surrender  of  the   certificate
representing such A Warrants to the Company, at the office of the Company, with the subscription farm set forth duly executed and properly endorsed with the signatures properly guaranteed, and upon payment in full to the Company of the A Warrant Price (as defined hereinafter) for the number of shares of Common Stock as to which the A Warrant is exercised. Such A Warrant Price shall be paid in full in cash, or by certified check of bank draft payable in United States currency to the order of the Company.

     The price per share of the Common Stack at which the A Warrants may be exercised shall be $1.00 per share with no regard to the bid or ask price of the stock on, before or after the date the Holder chooses to exercise the A Warrants. The A Expiration Date will be, as previously stated in Section 1(A), December 31, 2000.

     Subject to the further provisions of this Section 2 and of Section 5 hereof, upon such surrender of A Warrant certificates and payment of the of the A Warrant Price as aforesaid, the Company, shall issue and cause to be delivered, with all reasonable dispatch to or upon the written order of the registered Holder of such A Warrants and in such name or names as such registered Holder may designate, a certificate or certificates for the number of securities so purchased upon the exercise of such A Warrants, together with cash, as provided in Section 9 of this Agreement, in respect of any fraction of a share or security otherwise issuable upon such surrender. All shares of Common Stock issued, upon the exercise of A Warrants shall be validly issued, fully paid and non-assessable.

     Certificates representing such securities shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a Holder of record of such securities as of the date of the surrender of such A Warrants and payment of the A Warrant Price as aforesaid; provided, however, that is, at the date of surrender of such A Warrants and payment of such A Warrant Price, the transfer books for the Common Stock or other securities purchasable upon the exercise of such A Warrants are then exercised shall he issuable as of the date on which such books shall next be opened and until such date the Company shall be under no duty to deliver any certificate for such securities, The rights of purchase represented by each A Warrant certificate shall be exercisable, at the election of the registered Holders thereof, either as an entirety or from time to time for part of the number of securities specified therein and, in the event that any A Warrant certificate is exercised in respect of less that all of the securities specified therein at any time prior to the A Expiration Date of the A Warrant certificate, a flew A Warrant certificate or certificates will be issued to such registered Holder for the remaining number securities specified in the A Warrant certificate so surrendered.

     SECTION 3. COUNTERSIGNATURE AND RESIGNATION The Company shall maintain books (the "A Warrant Register) for the registration and the registration of transfer of the A Warrants. Upon the initial issuance of the A Warrants, the Company shall issue and register the A Warrants in the names of the respective Holders thereof. The A Warrant certificates shall be countersigned manually or by facsimile by an officer of the Company and attested to by an officer of the Company.

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
     Prior to due presentment for registration of transfer of any Warrant certificate the Company may deem and treat the person in whose name such Warrant certificate shall be registered upon the Warrant Register (the "registered Holder") as the absolute owner of such Warrant certificate and of each Warrant represented thereby (notwithstanding any flotation of ownership or other writing on the Warrant certificate made by anyone other than the Company or the Warrant Agent), for the purpose of any exercise thereof, of any distribution or notice to the Holder thereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     SECTION 4. TRANSFER AND EXCHANGE OF WARRANTS. The Company shall register the transfer, from time to time, of any outstanding Warrant upon the warrant Register, upon surrender of the certificate evidencing such Warrant for transfer, properly endorsed with signatures properly guaranteed and accompanied by appropriate instructions for transfer. Upon any such transfer, a new Warrant certificate representing an equal aggregate number of Warrants shall be issued to the transferee and the surrendered Warrant certificate shall be canceled by the Company.

     Warrant certificates may he surrendered to the Company together with a written request for exchange, and thereupon the Company shall issue in exchange therefor one or more new Warrant certificates as requested by the registered Holder of the Warrant certificate or certificates so surrendered, representing an equal aggregate number of Warrants.

     SECTION 5. PAYMENT OF TAXES. The Company will pay any documentary stamp taxes attributable to the initial issuance of the shares of Common Stock issuable upon the exercise of Warrants; provided, however, the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for shares of Common Stock in a name other than registered Holder of Warrants in respect of which are issued, and in such case the Company shall not be required to issue or deliver any for shares of Common Stock or any Warrant until the person requesting the same has paid the amount of such tax or has established to the Company's satisfaction that such tax has been paid.

     SECTION 6. MUTILATED OR MISSING WARRANTS. in case any of the Warrant certificates shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue a new Warrant certificate, and THE COMPANY IN EXCHANGE AND SUBSTITUTION THEREFOR AND UPON CANCELLATION OF THE MUTILATED WARRANT CERTIFICATE, OR IN LIEU OF AND SUBSTITUTION FOR THE WARRANT CERTIFICATE LOST STOLEN OR DESTROYED, shall countersign and deliver a new Warrant certificate representing an equal aggregate number of Warrants, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant certificate and reasonable indemnity, it requested, also satisfactory to them. Applicants for such substitute Warrant certificates shall also comply with such other reasonable conditions and pay such reasonable charges as the Company may prescribe.

     SECTION 7. RESERVATION OF COMMON STOCK. There have been reserved, and the Company shall at all times keep reserved, out of the authorized and unissued shares of Common Stock, a number of shares sufficient to provide for the exercise of the rights of purchase represented by the Warrants then outstanding, and the transfer agent for the Common Stock, and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any

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
of the rights of purchase aforesaid, are hereby irrevocably authorized and directed at all times to reserve such number of authorized and unissued shares as shall be requisite for such purpose.

     SECTION 8. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES OF COMMON STOCK. The number and kind of securities purchasable upon the exercise of the Warrants and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

          8.1 ADJUSTMENTS. The number of shares of Common Stock purchasable upon the exercise of each Warrant arid the Warrant Price shall be subject to adjustment as follows:

          (a) In case the Company shall (i) pay a dividend in Common Stock or make a distribution in Common Stock, (ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stuck into a smaller number of shares of Common Stock, or (iv) issue, by reclassification of its Common stock, other securities of the Company, the number of shares of Common Stock purchasable upon exercise of a Warrant immediately prior thereto shall be adjusted so that the Holder of a Warrant shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Company which such Holder would have owned or would have been entitled to receive immediately after the happening of any of the events described above, had the Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this subsection 8.1(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

          (b) In case the Company shall issue rights, options, Warrants or convertible securities to all or substantially all holders of its Common Stock, without any charge to such holders, entitling them to subscribe for or purchase Common Stock at a price per share which is lower at the record date mentioned below than the then Current Market Price (as defined in Section 9 hereof), the number of shares of Common Stock thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of shares of Common Stock theretofore purchasable upon exercise of a Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options. Warrants or convertible securities plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, Warrants or convertible securities plus the number of shares which the aggregate offering price of the total number of shares offered would purchase at such Current Market Price. Such adjustment shall be made whenever such rights, options. Warrants or convertible securities are issued, and shall become effective immediately and retroactive to the record date for the determination of stockholders entitled to receive such rights, options, Warrants or convertible securities.

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
          (c) In case the Company shall distribute to all or substantially all holders of its Common Stock, evidences of its indebtedness or assets (excluding cash dividends or distributions cut of earnings) or rights, options, Warrants or convertible securities containing the right to subscribe for or purchase Common Stock (excluding those referred to in subsection 8.1(b) above), then in each case the number of shares of Common Stock thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of shares of Common Stock theretofore purchasable upon exercise of such Warrant by a fraction, of which the numerator shall be the then Current Market Price on the date of such distribution, and of which the denominator shall be such Current Market Price on such date minus the then fair value of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options, Warrants or convertible securities applicable to one share. Such adjustment shall be made whenever any such distribution is made and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

          (d) No adjustment in the number of shares of Common Stock purchasable pursuant to the Warrants shall be required unless such adjustment would require an increase or decrease of at least one percent in the number of shares of Common Stock then purchasable upon the exercise of the Warrants; provided, however, that any adjustments which by reason of this subsection 8.1(d) are not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment.

          (e) Whenever the number of shares of Common Stock purchasable upon the exercise of a Warrant is adjusted as herein provided, the Warrant Price payable upon exercise of the Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall he the number of shares of Common Stock purchasable upon the exercise of such Warrant immediately prior to such adjustment, and of which the denominator shall be the number of shares of Common Stock so purchasable immediately thereafter.

          8.2 NO ADJUSTMENT FOR DIVIDENDS. Except as provided in Section 8.1 hereof, no adjustment in respect of any dividends or distributions out of earnings shall be made during the term of a Warrant or upon the exercise of a Warrant.

          8.3 PRESERVATION OF PURCHASE RIGHTS UPON RECLASSIFICATION, CONSOLIDATION, ETC. In case of any consolidation of the Company with or merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property, assets or business of the Company as an entirety or substantially as an entirety, the Company or such successor or purchasing corporation, as the case may be, shall execute with the Company an agreement that the registered holders of the Warrants shall have the right thereafter, upon payment of the Warrant Price in effect immediately prior to such action, to purchase, upon exercise of each Warrant, the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had each Warrant been exercised immediately prior to such action. In the event of a merger described in Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended, in which the Company is the surviving corporation, the

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
right to purchase shares of Common Stock under the Warrants shall terminate on the date of such merger and thereupon the Warrants shall become null and void, but only if the controlling corporation shall agree to substitute for the Warrants its warrants which entitle the holders thereof to purchase upon this exercise the kind and amount of shares and other securities and property which they could have owned or been entitled to receive had the Warrants been exercised immediately prior to such merger. Any such agreements referred to in this subsection 8.3 shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in section 9 hereof. The provisions of this subsection 8.3 shall similarly apply to successive consolidations, mergers, sales or conveyances.

     SECTION 9. FRACTIONAL INTERESTS. The Company shall not be required to issue fractional shares of common Stock on the exercise of a Warrant. If any fraction of a share of Common Stock would, except for the provisions of this Section 9, be issuable on the exercise of a Warrant (or specified portion thereof), the Company shall in lieu thereof pay an amount in cash equal to the then Current Market Price multiplied by such fraction. For purposes of this Agreement, the term "Current Market Price" shall mean (i) if the Common Stock is traded in the over-the-counter market and flat in the NASDAQ National Market System nor on any national securities exchange, the average of the per share closing bid prices of the Common Stock on the thirty (30) consecutive trading days immediately preceding the date in question, as reported by NASDAQ or an equivalent generally accepted reporting service, or (ii) if the Common Stock is traded in the NASDAQ National Market System or on a national securities exchange, the average for the thirty (30) consecutive trading days immediately preceding the date in question of the daily per share closing prices of the Common Stock in the NASDAQ National Market system or on the principal stock exchange on which it is listed, as the case may be. For purposes of clause (i) above, if trading in the Common Stock is not reported by NASDAQ, the bid price referred to in said clause shall be the lowest bid price as reported by National Quotation Bureau, Incorporated. The closing price referred to in clause (ii) above shall be the last reported sale price or, in the case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case in the NASDAQ National Market System or on the national securities exchange on which the Common Stock is then listed.

     SECTION 10. RIGHTS AS WARRANTHOLDERS. Nothing contained in this Agreement or in any of the Warrants shall be construed as conferring upon the holders thereof, as such, any of the rights of stockholders of the Company, including, without limitation, the right to receive dividends or other distributions, to exercise any preemptive rights, to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter. Anything herein to the contrary notwithstanding, the Company shall cause copies of all financial statements and reports, proxy statements and other documents as it shall send to its stockholders to be sent by the same class mail as sent to its stockholders, postage prepaid, on the date of the mailing to such stockholders, to each registered holder of Warrants at his address appearing on the Warrant Register as of the record date for the determination of the stockholders entitled to such documents.

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
     SECTION 11. NOTICES. All notices, requests and other communications pursuant to this Agreement shall be in writing and shall be sufficiently given or made when delivered or mailed by first class mail, postage prepaid, addressed as follows:


          (A)  if to the Company:

               National Scientific Corporation
               4455 East Camelback Road
               Suite 5150
               Phoenix, Arizona 55018
               Attention: President

          (B) if to the registered holder of a Warrant, to the address of such holder as shown in the Warrant Register.

     SECTION 12. SUPPLEMENTS AND AMENDMENTS. The Company may from time to time supplement or amend this Agreement without the approval of any holders of Warrants in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not be inconsistent with the provisions of the Warrants, or which shall not adversely affect the interests of the holders of Warrants (including reducing the Warrant Price or extending the redemption or expiration date).

     SECTION 18. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Company or the registered holders of the Warrants shall bind and inure to the benefit of their respective successors and assigns hereunder.

     SECTION 19. GOVERNING LAW. This Agreement shall be deemed to be a contract made under the laws of the State of Texas and for all purposes shall be construed in accordance with the laws of said State.

     SECTION 20. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall he construed to give to any person or corporation other than the Company and the registered holders of the Warrants any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company and the registered Holders of the Warrants.

     SECTION 21. COUNTERPARTS. This Agreement may be executed in counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute hut one and the same instrument.

     SECTION 22. DESCRIPTIVE HEADINGS. The descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the moaning or construction of any of the provisions hereof.

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
     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, as of the day and year first above written.


                                        NATIONAL SCIENTIFIC CORPORATION


                                        By:
                                            ------------------------------------
                                            President


                                        By:
                                            ------------------------------------
                                            Secretary

WARRANT CERTIFICATE NO.__________


               CLASS A WARRANT TO PURCHASE SHARES OF COMMON STOCK
                         NATIONAL SCIENTIFIC CORPORATION

                INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS

     This certifies that, for value received ________________________________ the registered holder hereof or assigns (the "Holder"), is entitled to purchase from NATIONAL SCIENTIFIC CORPORATION, a Texas corporation (the "Company"), at any time after the date of this Warrant Certificate and before 5:00 p.m., Arizona time, on December 31, 2001, at a purchase price of one dollar and fifty cents ($1.50) (the "Warrant Price") per share, fifty thousand (50,000) shares of Common Stack of the Company (the "Shares"). The number of Shares purchasable upon exercise of each Warrant evidenced hereby and the Warrant Price per Share shall be subject to adjustment from time to time as set forth in the Warrant Agreement referred to below.

     The Warrants evidence hereby may be exercised in whole or in part by presentation of the Warrant Certificate with the Purchase Form duly executed (with a signature guarantee) and simultaneous payment of the Warrant Price (subject to adjustment) at the principal office in Phoenix, Arizona. Payment of such price shall be made at the option of the Holder in cash or by certified check or bank draft, all as provided in the Warrant Agreement.

     The Warrants evidenced hereby are part of a duly authorized issue of Common Stock Purchase Warrants and are issued under and in accordance with a Warrant Agreement dated __________________________, 1999 and are subject to terms and provisions contained in such Warrant Agreement, to all of which the Holder of the Warrant Certificate by acceptance hereof consents. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Company.

     Upon any partial exercise of the Warrants evidenced hereby, there shall be countersigned and issued to the Holder a new Warrant Certificate in respect of the Shares as to which the Warrants evidenced hereby shall not have been exercised. This Warrant Certificate may be exchanged at the office of the Company by surrender of this Warrant Certificate properly endorsed (with a signature guarantee) either separately or in combination with one or more other Warrants for one or more new Warrants to purchase the same aggregate number of Shares as here evidenced by the Warrant or Warrants exchanged. No fractional Shares will be issued upon the exercise of rights to purchase hereunder, but the Company shall pay the cash value of any fraction upon the exercise of one or more Warrants. The Warrants evidenced hereby are transferable at the office of the Company in the manner and subject to the limitations set forth in the Warrant Agreement.

     The Holder hereof may be treated by the Company all other parsons dealing with this Warrant Certificate as the absolute owner hereof for all purposes and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding, and until such transfer is entered an such books, the Company may treat the Holder hereof as the owner for all purposes.

     This Warrant Certificate does not entitle the Holder hereof to any of the rights of a stockholder of the Company.


Dated:                                  NATIONAL SCIENTIFIC CORPORATION
      -----------------------

                                        By:
                                            ------------------------------------
                                            President

ATTEST:

-----------------------------
Secretary

                         NATIONAL SCIENTIFIC CORPORATION
                                  PURCHASE FORM

                         National Scientific Corporation
                      4455 East Camelback Road, Suite El GO
                             Phoenix, Arizona 85018

     The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, ______________ Shares of Common Stock provided for therein, and requests that certificates for such Shares be issued in the name of:

________________________________________________________________________________

________________________________________________________________________________
(Please Print or Type Name, Address and Social Security Number)

and, if said number of Shares shall riot be all the Shares purchasable hereunder. that a new Warrant Certificate for the balance of the Shares purchasable under the within Warrant Certificate be registered in the name of the undersigned Holder or his Assignee as below indicated and delivered to the address stated below.

                                                       Dated: __________________
Name of Holder or Assignee:

___________________________________
(Please Print)

Address:

________________________________________________________________________________

________________________________________________________________________________


Signature:

___________________________________


Note: The above signature must correspond with the name as it appears upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, unless these Warrants have been assigned.

Signature Guaranteed:

___________________________________
(Signature must be guaranteed by a bank or trust company having an office or correspondent in the United States or by a member firm of a registered securities exchange or the National Association of Securities Dealers, Inc.)

                                   ASSIGNMENT

                 (To Be Signed Only Upon Assignment Of Warrants)

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

________________________________________________________________________________

________________________________________________________________________________
(Name and Address of Assignee Must Be Printed or Typewritten)

the  within   Warrants,   hereby   irrevocably   constituting   and   appointing
_____________________, Attorney, to transfer said Warrants on the books of the Company, with full power of substitution in the premises.


Dated: ____________________________


___________________________________
Signature of Registered Holder

Note: The signature on this Assignment must correspond with the name as it appears upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

___________________________________
(Signature must be guaranteed by a bank or trust company having an office or correspondent in the United States or by a member firm of a registered securities exchange or the National Association of Securities Dealers, Inc.)